UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________________________

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):                      November 5, 2015

XENITH BANKSHARES, INC.
(Exact name of Registrant as specified in charter)

Virginia	000-53380	80-0229922
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One James Center, 901 E. Cary Street, Suite 1700 Richmond, Virginia		23219
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:                (804) 433-2200

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act( 17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Amendment No. 1”) serves to amend in its entirety the Current Report on Form 8-K (the “Original Form 8-K”) of Xenith Bankshares, Inc. (the “Company”) originally furnished to the Securities and Exchange Commission on November 5, 2015. The Company’s third-party service provider inadvertently excluded from the Original Form 8-K the following financial tables: (i) “Xenith Bankshares, Inc. and Subsidiary Consolidated Balance Sheets as of September 30, 2015 and December 31, 2014,” (ii) “Xenith Bankshares, Inc. and Subsidiary Consolidated Statements of Income for the Three Months Ended September 30, 2015 and 2014” and (iii) “Xenith Bankshares, Inc. and Subsidiary Consolidated Statements of Income for the Nine Months Ended September 30, 2015 and 2014” (collectively the “Omitted Financial Tables”). This Amendment No. 1 is being furnished to include the correct press release (including the Omitted Financial Tables) which was issued by the Company on November 5, 2015.

Item 2.02. Results of Operations and Financial Condition.

On November 5, 2015, Xenith Bankshares, Inc. (the "Company") issued a press release announcing its financial results for the quarter ended September 30, 2015. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release issued on November 5, 2015 by the Company announcing its financial results for the quarter ended September 30, 2015

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xenith Bankshares, Inc.
(Registrant)

November 6, 2015	/s/ THOMAS W. OSGOOD
(Date)	Thomas W. Osgood
Executive Vice President, Chief Financial Officer, Chief Administrative Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued on November 5, 2015 by the Company announcing its financial results for the quarter ended September 30, 2015